Exhibit 99.1

Worksport ($WKSP) Further Expands Product Line with HD3 Premium Tri-Fold Cover, Building on AL4 Momentum and Teasing COR & SOLIS Innovations

New Tri-Fold Model Expected to Launch in Spring 2025 Joins AL4 in Diversifying Product Mix, Driving Revenue Growth, Underscoring the Company’s Expanding Multichannel Market Vision

West Seneca, New York, January 7, 2025 — Worksport Ltd. (NASDAQ: WKSP) (“Worksport” or the “Company”), a U.S. based manufacturer and innovator of hybrid and clean energy solutions for the light truck, overlanding, and global consumer goods sectors, is excited to announce a new premium tri-fold tonneau cover model, branded as HD3, with production planned for Spring 2025. Building on the success of the AL3 product line, the HD3 cover introduces an enhanced tri-fold design with user-friendly features tailored to meet the needs of Worksport’s business-to-business (“B2B”) dealer network.

Management Commentary

“Seeing strong appetite for increased product offerings, Worksport continues to expand its product lineup with the upcoming HD3 premium cover, building on our successful AL3 cover and preparing to stand alongside our AL4 cover,” said Steven Rossi, CEO of Worksport Ltd. “In parallel, we are moving steadily towards the commercial launch our COR and SOLIS systems, which we believe will open a significant new growth pathway for us. By addressing a wide range of consumer needs—from advanced tonneau covers for Ford, Chevrolet, GMC, Ram, Toyota, Nissan, and Honda trucks, to sustainable power solutions—we anticipate robust growth in 2025 and a bright future for Worksport.”

HD3 and AL4 to Elevate Worksport’s Growth

The newly announced HD3 launch follows the imminent AL4, which is already in production and expected to begin shipping within January 2025. Worksport anticipates that HD3 will build on AL3’s proven success, delivering an even more user-friendly experience, improved functionality, and expanded compatibility to meet various market demands. The Company believes this expanded lineup will help drive additional revenue growth and strengthen its position within the tonneau cover industry.

The Worksport HD3 tonneau cover is expected to strengthen Worksport’s product lineup, making it more comprehensive and well rounded.

Worksport’s Main Tonneau Cover Offerings
Product:	AL3	HD3	AL4
Type:	Entry Level Trifold	Premium Trifold	Premium Four-Fold
Current Status:	Actively Selling	Spring 2025 Production	Shipping Jan. 2025
Minimum Advertised Price	$699	$799	$999
Made In USA:	Yes	Yes	Yes
Metal:	Ultra Tough Alloy	Superior Temper Hardened Alloy	Ultra Tough Alloy
Finish:	Diamond Shield Ceramic Infused Finish	Hydrophobic Diamond Shield Ceramic Infused Finish	Diamond Shield Ceramic Infused Finish
Fit:	Easy Install Four Point Latching	Easy Install Six Point Latching System, Premium Security	Weatherproof Rail Mount Maximum security 6 point fixed mounting system
Weather Rating:	Weather Protection	Enhanced Weather Protection	Superior Weather Protection
Functionality:	Easy To Use Cable Latch & Fold	Enhanced Use and Operation, Double Cable Latch and Fold	Most Functional Usage. Double Cable Latch & Flip Up; Full Bed Access
Full-Bed Access:	No	No	Yes

COR & SOLIS Clean-Tech Innovations Progressing

After the HD3 rollout, Worksport plans to introduce its COR mobile power system and SOLIS solar tonneau cover, both currently in alpha-release. These flagship clean-tech solutions are expected to tap into multi-billion-dollar markets, potentially driving Worksport’s transformation into a major player in sustainable automotive solutions. The Company believes that leveraging both advanced tonneau covers, and clean-tech products will further accelerate its revenue trajectory in 2025 and beyond.

See Worksport’s COR & SOLIS Product Brochure: Here

Subsidiary Update: Terravis Energy (“TVE”)

Worksport is also pleased to note the ongoing development at its subsidiary TVE, where exciting engineering breakthroughs are taking shape. Management expects to share more details on TVE’s progress in the coming weeks, underscoring the Company’s broader vision of aligning advanced manufacturing with next-generation energy solutions.

Read More Worksport Press Releases: [Link to Worksport Press Releases].

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About Worksport

Worksport Ltd. (Nasdaq: WKSP), through its subsidiaries, designs, develops, manufactures, and owns the intellectual property on a variety of tonneau covers, solar integrations, and NP (Non-Parasitic), hydrogen-based true green energy solutions for the sustainable, clean energy, and automotive industries. Worksport has an active partnership with Hyundai for the SOLIS Solar cover. Additionally, Worksport’s hard-folding cover, designed and manufactured in-house, is compatible with all major truck models and is gaining traction with newer truck makers including the EV sector. Worksport seeks to capitalize on the growing shift of consumer mindsets towards clean energy integrations with its proprietary solar solutions, mobile energy storage systems (ESS), and NP (Non-Parasitic), Hydrogen-based technology. Terravis Energy’s website is terravisenergy.com. For more information, please visit investors.worksport.com.

Connect with Worksport

Please follow the Company’s social media accounts on X (previously Twitter), Facebook, LinkedIn, YouTube, and Instagram (collectively, the “Accounts”), the links of which are links to external third party websites, as well as sign up for the Company’s newsletters at investors.worksport.com. The Company does not endorse, ensure the accuracy of, or accept any responsibility for any content on these third-party websites other than content published by the Company.

Product social media	Investor social media
Instagram	X (formerly Twitter)
Facebook	LinkedIn
YouTube	Link to Newsletter

Investors and others should note that the Company announces material financial information to our investors using our investor relations website, press releases, SEC filings, and public conference calls and webcasts. The Company also uses social media to announce Company news and other information. The Company encourages investors, the media, and others to review the information the Company publishes on social media.

The Company does not selectively disclose material non-public information on social media. If there is any significant financial information, the Company will release it broadly to the public through a press release or SEC filing prior to publishing it on social media.

For additional information, please contact:

Investor Relations, Worksport Ltd. T: 1 (888) 554-8789 -128 W: investors.worksport.com W: www.worksport.com E: investors@worksport.com

Forward-Looking Statements

The information contained herein may contain “forward-looking statements.” Forward-looking statements reflect the current view about future events. When used in this press release, the words “anticipate,” “believe,” “estimate,” “scheduled,” “expect,” “future,” “intend,” “plan,” “project,” “envisioned,” “should,” or the negative of these terms and similar expressions, as they relate to us or our management, identify forward-looking statements. These statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: (i) supply chain delays; (ii) acceptance of our products by consumers; (iii) delays in or nonacceptance by third parties to sell our products; and (iv) competition from other producers of similar products. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company’s filings with the Securities and Exchange Commission (“SEC”), including, without limitation, our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. Investors and security holders are urged to read these documents free of charge on the SEC’s web site at www.sec.gov. As a result of these matters, changes in facts, assumptions not being realized or other circumstances, the Company’s actual results may differ materially from the expected results discussed in the forward-looking statements contained in this press release. The forward-looking statements made in this press release are made only as of the date of this press release, and the Company undertakes no obligation to update them to reflect subsequent events or circumstances.